                                SECOND AMENDMENT
                          Dated as of January 31, 1994
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                             Dated as of May 6, 1993


          This SECOND AMENDMENT (this "Second Amendment") dated as of January 31, 1994 is entered into among USG CORPORATION (the "Company"), USG INTERIORS, INC. ("Interiors") (the Company and Interiors being sometimes collectively referred to herein as the "Borrowers"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (collectively referred to herein, together with their respective successors and assigns, as the "Senior Lenders" and individually as a "Senior Lender"), BANKERS TRUST COMPANY, CHEMICAL BANK and CITIBANK, N.A. ("Citibank"), in their capacities as agents for the Senior Lenders hereunder (in such capacities, the "Agents"), and CITIBANK, in its separate capacity as administrative agent for the Senior Lenders hereunder (in such capacity, the "Administrative Agent").

          PRELIMINARY STATEMENTS. (1) The Borrowers, the Senior Lenders, the Agents and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of May 6, 1993 (as amended pursuant to that certain First Amendment dated as of August 1, 1993, the "Credit Agreement") and have agreed to further amend the Credit Agreement as hereinafter set forth.

          (2) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Unless referring to a section of this Second Amendment, all section references contained herein are references to section numbers as they appear in the Credit Agreement.

          SECTION 1. EFFECTIVE DATES. (a) On the "Senior Note Effective Date" (as defined in SECTION 4 below), the Company shall issue $150,000,000 aggregate principal amount of 9.25% Senior Notes due September 15, 2001 (the "2001 Notes") to certain institutional investors. In return, the Company shall receive cash and/or a portion of the Public Debt due in 1996 or 1997, PROVIDED, that at least $85,000,000 of such consideration shall be in cash. The provisions of this Second Amendment set forth in SECTION 2 hereof shall become effective on the Senior Note Effective Date.

          (b) On the "Equity Effective Date" (as defined in SECTION 4 below), the Company shall issue common stock to the public (the "Equity Issuance") pursuant to that certain S-1 Registration Statement filed with the Commission on January 7, 1994 (the "Registration Statement"). The provisions of this Second Amendment set forth in SECTION 3 hereof shall become effective on the Equity Effective Date.

          SECTION 2.  AMENDMENTS IN CONNECTION WITH ISSUANCE OF THE 2001 NOTES.

          2.1. PREPAYMENT OF THE TERM LOANS. On the Senior Note Effective Date, out of the Excess Proceeds of Issuance of Stock or Debt arising from the issuance of the 2001 Notes, the Company shall make a prepayment of the Term Loans (the "Debt Proceeds Prepayment") in the aggregate amount of $75,000,000, payable to the Administrative Agent for the account of the Term Senior Lenders. The Debt Proceeds Prepayment shall be applied to pay in full the installment on the Term Loans due on December 31, 1997 and to pay in part the installment on the Term Loans due on December 31, 1998.

          2.2. TERMINATION OF THE CAPITALIZED INTEREST FACILITIES. No Capitalized Interest Loans shall be outstanding as of the Senior Note Effective Date. In addition, the parties hereto hereby agree to terminate the ability of the Borrowers to defer the payment of interest in cash pursuant to Section

2.04(b) of the Credit Agreement.  Accordingly, as of the Senior Note Effective
Date:

          (a) The following defined terms in the Credit Agreement shall be deleted in their entirety:

          "Capitalized Interest Loan"
          "Capitalized Interest Note"
          "Deferred Interest"
          "Imputed Eurodollar Rate"
          "Notice of Deferral"
          "Revolver Capitalized Interest Loans"
          "Revolver Capitalized Interest Notes"
          "Term Capitalized Interest Loans"
          "Term Capitalized Interest Notes"
          "Total Term Pro Rata Share"

          (b) Each reference in the Credit Agreement to the Term Capitalized Interest Loans, the Term Capitalized Interest Notes, the Revolver Capitalized Interest Loans, the Revolver Capitalized Interest Notes, the Capitalized Interest Loans and the Capitalized Interest Notes shall be deleted in their entirety, and each provision of the Credit Agreement specifically applicable solely to any such defined term shall be deleted in its entirety, and from and after the Senior Note Effective Date shall be of no further force or effect.

          (c) Each reference in the Credit Agreement to "Total Term Pro Rata Share" is hereby deleted and a reference to "Term Loan Pro Rata Share" is substituted therefor.

          (d) Sections 2.03 and 2.08(e) of the Credit Agreement are deleted in their entirety (it being understood that subsequent sections and subsections shall not be renumbered or relettered on account of such deletions).

          (e) Section 2.04(b) of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

               "(b) INTEREST PAYMENTS. Subject to SECTION 2.04(D), interest accrued on each Base Rate Loan and each Eurodollar Rate Loan shall be payable by the Borrower borrowing such Base Rate Loan or Eurodollar Rate Loan in arrears (i) on each Interest Payment Date applicable to such Loan,
     (ii) upon the prepayment thereof in full, (iii) with respect to each Base Rate Loan, upon conversion thereof to a Eurodollar Rate Loan (but only if no other Base Rate Loan of the same Type of Loan remains outstanding after such conversion) and (iv) at maturity."

          (f) Exhibit 6-C and Exhibit 6-D to the Credit Agreement are deleted in their entirety.

          2.3. ADDITIONAL AMENDMENTS TO THE CREDIT AGREEMENT. Upon the occurrence of the Senior Note Effective Date, the Credit Agreement is hereby further amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to delete the definition of "Senior Term Debt" therein and to substitute therefor the following:

               "SENIOR TERM DEBT" shall mean, at any time, the Term Loans and the Public Debt outstanding at such time.

          (b) Section 2.01(b)(i) of the Credit Agreement is hereby amended to delete the amount of the principal installment set forth opposite the date 12/31/97 and to substitute the amount of "$0" opposite such date.

          (c) Section 2.01(b)(i) of the Credit Agreement is hereby further amended to delete the amount of the principal installment set forth opposite the date 12/31/98 and to substitute the amount of "$65,000,000" opposite such date.

          (d) Section 2.06(b)(ii)(A) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "(A) prior to the payment in full of all Public Debt having maturity dates prior to January 1, 1999, 100% of the Excess Proceeds of Issuance of Stock or Debt shall be applied to the repayment of Public Debt having maturity dates prior to January 1, 1999 and/or the outstanding Term Loans, as the Company may in its discretion elect; PROVIDED, that to the extent that any portion of such Excess Proceeds of Issuance of Stock or Debt are not so applied within the time period set forth in SECTION 8.03(VIII)(A), then such portion shall cease to be deemed Excess Proceeds of Issuance of Stock or Debt for all purposes hereunder;"

          (e)  Section 8.01 of the Credit Agreement is amended to delete clause
(iv) thereof and to substitute therefor the following:

               "(iv) Indebtedness arising under or in connection with the Public Debt (including, without limitation, the New Senior Note Obligations);"

          (f) Section 8.03(viii) of the Credit Agreement is amended to (i) delete the reference to "January 1, 2002" therein and to substitute therefor "January 1, 2003" and (ii) delete the reference to "nine months" in clause (A) thereof and substitute therefor "one year".

          (g) Exhibit 1 to the Credit Agreement (Form of Assignment and Acceptance) is deleted in its entirety, and a new Exhibit 1, in the form attached hereto as ANNEX I, is substituted therefor.

          2.4. CONSENT TO AMENDMENT TO AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT. By their execution hereof, the Requisite Senior Lenders hereby consent to the terms of, and authorize the Administrative Agent to cause to be executed the Second Amendment to the Amended and Restated Collateral Trust Agreement, substantially in the form of ANNEX II hereto (the "Collateral Trust Amendment").

          SECTION 3.  AMENDMENTS IN CONNECTION WITH EQUITY ISSUANCE.

          3.1. PREPAYMENT OF THE TERM LOANS. On the Equity Effective Date, out of the Excess Proceeds of Issuance of Stock or Debt arising from the Equity Issuance, the Company shall make a prepayment of the Term Loans (the "Equity Proceeds Prepayment") in the aggregate amount equal to the sum of (i) $50,000,000 and (ii) the lesser of (A) $15,000,000 and (B) the amount by which the Excess Proceeds of Issuance of Stock or Debt arising from the Equity Issuance exceeds $150,000,000, which Equity Proceeds Prepayment shall be payable to the Administrative Agent for the account of the Term Senior Lenders (each Term Senior Lender's Term Loan Pro Rata Share of such payment, plus such Term Senior Lender's Term Loan Pro Rata Share of the payment under SECTION 2.1 above, being such Term Senior Lender's "Paydown Amount"). The Equity Proceeds Prepayment shall be applied to the installment on the Term Loans due on December 31, 1998.

          3.2.  CHANGES TO THE REVOLVING LOAN COMMITMENTS.

          (a) Each Senior Lender may, in its sole discretion, elect to increase its existing Revolving Loan Commitment (if such Senior Lender is an existing Revolver Senior Lender) or become obligated with respect to a new Revolving Loan Commitment (if such Senior Lender is not an existing Revolver Senior Lender) in an amount up to the amount set forth by such Senior Lender on a Notice of Election substantially in the form of ANNEX III hereto (each being a "Notice of Election", and the amount set forth thereon being such Senior Lender's "Elected Amount") delivered to the Administrative Agent no later than a date to be determined by the Company and the Agents, which date shall be on or after February 7, 1994 and shall be notified to the Senior Lenders at least five Business Days prior to such date.

          (b) The aggregate new and additional Revolving Loan Commitments of all Senior Lenders (the "Aggregate Additional Revolving Loan Commitments") shall equal the lesser of (i) the aggregate Elected Amounts and (ii) $90,000,000.

          (c) Each Senior Lender's new or additional Revolving Loan Commitment ("Additional Revolving Loan Commitment") shall be calculated as follows:

          (i) if the aggregate Elected Amounts for all Senior Lenders is less than $90,000,000, the Additional Revolving Loan Commitment for each Senior Lender shall be such Senior Lender's Elected Amount; and

          (ii) if the aggregate Elected Amounts for all Senior Lenders is greater than $90,000,000:

               (A)  the Elected Amount of each Senior Lender shall consist of
          (x) a "Converted Portion" which shall be an amount equal to the lesser of such Senior Lender's Elected Amount and such Senior Lender's Paydown Amount and (y) if applicable, an "Excess Portion" which shall be in an amount equal to the excess, if any, of such Senior Lender's Elected Amount over such Senior Lender's Paydown Amount;

               (B) if the aggregate amount of the Converted Portions for all of the Senior Lenders is less than $90,000,000, each Senior Lender's Additional Revolving Loan Commitment shall be equal to such Senior Lender's Converted Portion, PLUS, if such Senior Lender's Elected Amount exceeds such Senior Lender's Converted Portion, an amount equal to the product of (x) the excess of $90,000,000 over the aggregate Converted Portions of all Senior Lenders and (y) a fraction having a numerator equal to such Senior Lender's Excess Portion and a denominator equal to the aggregate amount of the Excess Portions for all Senior Lenders; and

               (C) if the aggregate amount of the Converted Portions for all Senior Lenders is greater than $90,000,000, each Senior Lender's Additional Revolving Loan Commitment shall be equal to the product of
          (x) $90,000,000 and (y) a fraction having a numerator equal to such Senior Lender's Converted Portion and a denominator equal to the aggregate amount of the Converted Portions for all Senior Lenders.

          (d) On the Equity Effective Date, Interiors shall pay to the Administrative Agent, for the account of each Senior Lender delivering a Notice of Election pursuant to this SECTION 3.2, an additional fee (the "Additional Revolver Closing Fee") equal to one-fifth of one percent (0.20%) of the Additional Revolving Commitment of each such Senior Lender.

          3.3. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the occurrence of the Equity Effective Date, the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms thereto:

               "PUBLIC DEBT REVOLVING LOANS" shall mean Revolving Loans the proceeds of which are used to repay (including payment at maturity) or repurchase Public Debt due in 1996 or 1997.

               "WORKING CAPITAL REVOLVING LOANS" shall mean Revolving Loans that do not constitute Public Debt Revolving Loans.

          (b) Section 1.01 of the Credit Agreement is hereby further amended to delete the definition of "Revolving Loan Commitment" therein and to substitute therefor the following:

               "REVOLVING LOAN COMMITMENT" shall mean the obligation of a Revolver Senior Lender to make Revolving Loans and to participate in Facility Letters of Credit pursuant to the terms and conditions of this Agreement, and "REVOLVING LOAN COMMITMENTS" shall mean the aggregate principal amount of the Revolving Loan Commitments of all the Senior Lenders."

          (c) Section 2.01(b)(i) of the Credit Agreement is hereby further amended to delete the amount of the principal installment set forth opposite the date 12/31/98 and to substitute opposite such date an amount equal to $65,000,000 MINUS the amount of the Equity Proceeds Prepayment.

          (d) Section 2.02(a) of the Credit Agreement is amended to delete the parenthetical contained in clause (i)(A) thereof.

          (e) Section 2.02(a) of the Credit Agreement is further amended to delete clause (x) contained in clause (iv) thereof and to substitute the following therefor:

          "(x) in the case of Base Rate Loans, shall be in the aggregate minimum of $5,000,000 and integral multiples of $1,000,000 in excess of that amount (except that Revolving Loans which constitute Public Debt Revolving Loans may be borrowed as Base Rate Loans without being subject to such minimum amount or integral multiple) and".

          (f) Section 2.02(a) of the Credit Agreement is further amended to add the following clause (v) thereto:

               "(v) Each Notice of Borrowing shall specify the portion of the Revolving Loans requested therein which constitute Working Capital Revolving Loans and Public Debt Revolving Loans; PROVIDED, that any Notice of Borrowing that does not make the foregoing specification (including, without limitation, all Notices of Borrowing delivered on or before January 31, 1994) shall be deemed to be a request for Working Capital Revolving Loans. At no time shall the sum of (A) the aggregate outstanding principal balance of the Working Capital Revolving Loans and (B) the Facility Letter of Credit Obligations exceed $174,841,297. In no event shall the sum of the principal amount of the Public Debt Revolving Loans made by the Revolver Senior Lenders hereunder exceed $90,000,000. Each repayment of Revolving Loans shall be accompanied be a written notice indicating whether such payment shall reduce outstanding Working Capital Revolving Loans or Public Debt Revolving Loans; PROVIDED, that, if such written notice does not accompany any such payment, such payment shall be deemed to reduce outstanding Working Capital Revolving Loans. Public Debt Revolving Loans, once repaid, cannot be reborrowed (it being understood that such Public Debt Revolving Loans may be continued and/or converted in accordance with the terms of SECTION 2.04(C)). Notwithstanding the minimum amount and notice requirements set forth in SECTION 2.02(F) for reductions to the Revolving Loan Commitments, as of the close of business on the last day of each calendar quarter, the Revolving Loan Commitments shall be automatically reduced by an amount equal to the aggregate amount of repayments of principal of Public Debt Revolving Loans which occurred during such quarter. Each such automatic reduction of the Revolving Loan Commitments shall reduce the Revolving Loan Commitment of each Revolver Senior Lender proportionately in accordance with its Revolver Pro Rata Share."

          (g) Section 2.06(b)(i) of the Credit Agreement is amended to delete clause (iii) of the first sentence of the definition of "Available Liquidity" and to substitute the following therefor:

          "(iii) the average daily amount by which $174,841,297 exceeds the sum of (A) the outstanding principal balance of the Revolving Loans which constitute Working Capital Revolving Loans and (B) the Facility Letter of Credit Obligations."

          (h) Section 2.06(b)(i) of the Credit Agreement is amended to add the following definition following the definition of "Cash Available for Sweep" therein:

               "CAPITAL EXPENDITURE ADJUSTMENT" means the amount notified by the Company to the Agents (with such supporting details as are requested by the Agents) on January 15, 1995 (or, if not a Business Day, on the next preceding Business Day) equal to the difference between the amount of Capital Expenditures permitted under SECTION 9.08(IX) hereof and the aggregate Capital Expenditures actually incurred prior to such Business Day under such SECTION 9.08(IX).

          (i) Section 2.06(b)(i) of the Credit Agreement is further amended to add, after the figure "$100,000,000"(1) opposite the 01/15/95 Test Date in the definition of "Minimum Liquidity", the following: "PLUS the Capital Expenditure Adjustment".

          (j) Section 2.06(b)(i) of the Credit Agreement is further amended to add the following proviso at the end of the definition of "Sweep Percentage" therein:

     "; PROVIDED, that for the 1/15/97 Test Date and for each Test Date thereafter, the Sweep Percentage shall be equal to 50% if, on such Test Date, (1) the outstanding principal balance of the Term Loans does not exceed $148,000,000 and (2) the long-term public senior debt of the Company is then rated at least BB by Standard & Poor's Corporation and Ba2 by Moody's Investors Service, Inc. (or, with respect to either such rating agency, an equivalent rating from another nationally recognized rating agency acceptable to the Agents)".

          (k)  Section 2.06(b)(ii)(C) of the Credit Agreement is amended to:

- ----------------------

     (1) This amount was reduced from $175,000,000 to $100,000,000 pursuant to the First Amendment to the Credit Agreement.

               (i) delete clause (2) thereof in its entirety and to substitute therefor the following: "(2) the outstanding principal balance of the Term Loans does not exceed $148,000,000"; and

               (ii) delete clause (3) thereof in its entirety (through and including the parenthetical clause therein) and to substitute therefor the following: "(3) the long-term public senior debt of the Company is then rated at least BB by Standard & Poor's Corporation and Ba2 by Moody's Investors Service, Inc. (or, with respect to either such rating agency, an equivalent rating from another nationally recognized rating agency acceptable to the Agents)".

          (l)  Section 8.03 of the Credit Agreement is amended to delete clause
(x) thereof in its entirety and to substitute the following therefor:

               "(x)  any other Investments not otherwise described in clauses
          (i) through (ix) above, not exceeding in the aggregate at any one time outstanding the sum of (A) $5,000,000 and (B) the lesser of (1) $20,000,000 and (2) the excess of the net cash proceeds received by the Company from the issuance of common stock of the Company issued pursuant to that certain S-1 Registration Statement filed with the Commission on January 7, 1994 OVER $150,000,000; PROVIDED, that Investments in Public Debt under this clause (x) shall not at any one time exceed an aggregate amount of $5,000,000."

          (m) Section 8.04 of the Credit Agreement is amended to add the following additional clause at the end thereof:

               "(viii) reasonable and customary indemnities made in connection with Capital Expenditures permitted by the terms hereof."

          (n) Section 8.09(a) of the Credit Agreement is amended to (i) insert, immediately after the words "Consolidated Rental Payments" therein, the following: "(except Consolidated Rental Payments arising in connection with the Libertyville Facility)"; and (ii) to delete the table therein and to substitute therefor the following:

                                    Consolidated
          "Year                    Rental Payments
           ----                    ---------------
           1994                      $48,000,000
           1995                      $51,000,000
           1996                      $54,000,000
           1997                      $57,000,000
           1998                      $60,000,000
           1999                      $63,000,000
           2000                      $66,000,000"

          (o) Section 9.08 of the Credit Agreement is amended to add the following additional clause at the end thereof:

               "(ix) strategic Capital Expenditures in an aggregate amount not to exceed the sum of (x) the excess of the net cash proceeds received by the Company from the issuance of common stock of the Company issued pursuant to that certain S-1 Registration Statement filed with the Commission on January 7, 1994 OVER $100,000,000, PLUS (y) the excess of the Cash Available for Sweep with respect to the 1/15/94 Test Date Series due OVER $100,000,000."

          SECTION 4.  CONDITIONS PRECEDENT TO EFFECTIVENESS.

          4.1. SENIOR NOTE EFFECTIVE DATE. SECTION 2 of this Second Amendment, and all provisions of this Second Amendment applicable thereto, shall become effective as of the date (the "Senior Note Effective Date") on which each of the following conditions precedent shall have occurred:

          (a) DOCUMENTATION. The Agents shall have received all of the following:

          (i) Counterparts of this Second Amendment executed by both of the Borrowers, the Agents, the Administrative Agent and Senior Lenders whose Term Loans and Revolving Loan Commitments aggregate 66-2/3% or more of the sum of the then aggregate unpaid principal balance of the Term Loans and the then aggregate principal amount of the Revolving Loan Commitments;

          (ii) Written notice from the Administrative Agent to the parties to the Collateral Trust Amendment that the Requisite Senior Lenders have consented to the execution of the Collateral Trust Amendment;

          (iii) The Collateral Trust Amendment, executed by the Company, Interiors, USG Foreign Investments, Ltd. and Wilmington Trust Company and William J. Wade, as Trustee;

          (iv) Reaffirmations of Guaranties executed by the Company and each Subsidiary party to a Subsidiary Guaranty, in form and substance reasonably satisfactory to the Agents and counsel for the Agents;

          (v) The opinion of Kirkland & Ellis, counsel to the Company and Interiors, and the opinion of the General Counsel of the Company, in each case relating to such matters as the Agents deem appropriate and in form and substance reasonably satisfactory to the Agents and counsel for the Agents;

          (vi) A certificate of the Secretary or Assistant Secretary of the Company certifying (A) the names and true signatures of the incumbent officers of the Company authorized to sign this Second Amendment, the Collateral Trust Amendment and all other Loan Documents executed by the Company in connection herewith, (B) the resolutions of the Company's Board of Directors approving and authorizing the execution, delivery and performance of this Second Amendment, the Collateral Trust Amendment and all other Loan Documents executed by the Company in connection herewith, and (C) the resolutions of the Company's Board of Directors authorizing and approving the issuance of, and setting forth certain terms with respect to, the 2001 Notes;

          (vii) A certificate of the Secretary or Assistant Secretary of Interiors certifying (A) the names and true signatures of the incumbent officers of Interiors authorized to sign this Second Amendment, the Collateral Trust Amendment and all other Loan Documents executed by Interiors in connection herewith and (B) the resolutions of Interiors' Board of Directors approving and authorizing the execution, delivery and performance of this Second Amendment, the Collateral Trust Amendment and all other Loan Documents executed by Interiors in connection herewith; and

          (viii) A certificate of the Secretary or Assistant Secretary of USG Foreign Investments, Ltd. ("Foreign Investments") certifying (A) the names and true signatures of the incumbent officers of Foreign Investments authorized to sign the Collateral Trust Amendment and (B) the resolutions of Foreign Investments' Board of Directors approving and authorizing the execution, delivery and performance of the Collateral Trust Amendment.

          (b) ISSUANCE OF 2001 NOTES. The Company shall have issued at least $150,000,000 in aggregate principal amount of its 2001 Notes and received in return cash (at least $85,000,000) and/or its existing Public Debt due in 1996 or 1997.

          (c) PAYDOWN OF TERM LOANS. The Company shall have made the Debt Proceeds Prepayment.

          (d) NO EVENTS OF DEFAULT. No Event of Default or Potential Event of Default shall have occurred and be continuing.

          4.2. EQUITY EFFECTIVE DATE. SECTION 3 of this Second Amendment, and all provisions of this Second Amendment applicable thereto, shall become effective as of the date (the "Equity Effective Date") following the Senior Note Effective Date on which each of the following conditions precedent shall have occurred:

          (a) DOCUMENTATION. The Agents shall have received all of the following:

          (i) Counterparts of this Second Amendment executed by both of the Borrowers, the Agents, the Administrative Agent, each Revolver Senior Lender and Senior Lenders whose Term Loans and Revolving Loan Commitments aggregate 66-2/3% or more of the sum of the then aggregate unpaid principal balance of the Term Loans and the then aggregate principal amount of the Revolving Loan Commitments;

          (ii) A certificate of the Secretary or Assistant Secretary of the Company certifying the resolutions of the Company's Board of Directors approving and authorizing the execution, delivery and performance of the Registration Statement and the issuance of the new common stock thereunder;

          (iii) The opinion of Kirkland & Ellis, counsel to the Company and Interiors, and the opinion of the General Counsel of the Company, in each case relating to such matters as the Agents deem appropriate and in form and substance reasonably satisfactory to the Agents and counsel for the Agents; and

          (iv) A copy of the final Registration Statement, certified to be in the form in which the Commission declared such Registration Statement to be effective.

          (b) ISSUANCE OF COMMON STOCK. The Company shall have issued common stock pursuant to the Registration Statement resulting in net cash proceeds received by the Company of not less than $100,000,000.

          (c) PAYDOWN OF TERM LOANS. The Company shall have made the Equity Proceeds Prepayment.

          (d) PAYMENT OF THE ADDITIONAL REVOLVER CLOSING FEE. Interiors shall have paid the Additional Revolver Closing Fee in cash to the Administrative Agent for the account of the applicable Senior Lenders.

          (e) NO EVENTS OF DEFAULT. No Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 5. EXCESS PROCEEDS OF ISSUANCE OF STOCK OR DEBT. Except to the extent of the Debt Proceeds Prepayment and the Equity Proceeds Prepayment, the net cash proceeds arising from the issuance of the 2001 Notes and the Equity Issuance shall not constitute Excess Proceeds of Issuance of Stock or Debt for purposes of Section 2.06(b)(ii) of the Credit Agreement.

          SECTION 6. CONFIRMATION OF CREDIT AGREEMENT. Except as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Credit Agreement to "this Agreement" shall mean the Credit Agreement as amended by that certain First Amendment dated as of

August 1, 1993 among the parties hereto, as further amended by this Second Amendment, and as hereinafter amended or restated.

          SECTION 7. COSTS AND EXPENSES. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent and the Agents in connection with the preparation, reproduction, execution and delivery of this Second Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agents, and Ernst & Young, financial advisor to the Agents.

          SECTION 8. SUCCESSORS AND ASSIGNS. This Second Amendment and the other Loan Documents executed in connection herewith shall be binding upon the parties hereto and thereto and their respective successors and assigns (including, without limitation, a receiver, trustee or debtor-in-possession of any of the Borrowers) and shall inure to the benefit of the parties hereto and thereto and the successors and permitted assigns of the Senior Lenders and the Issuing Banks.

          SECTION 9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 10. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              USG CORPORATION

                              By____________________________
                                Title:


                              USG INTERIORS, INC.

                              By____________________________
                                Title:

                              CITIBANK, N.A.,
                               as Administrative Agent, as an
                               Agent and as a Senior Lender

                              By____________________________
                                Title:

                              BANKERS TRUST COMPANY, as an
                               Agent and as a Senior Lender

                              By____________________________
                                Title:

                              CHEMICAL BANK, as an Agent
                               and as a Senior Lender

                              By____________________________
                                Title:

                              BANQUE PARIBAS CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________

                              By: _______________________________
                              Title:  ___________________________


                              CONTINENTAL BANK N.A.

                              By: _______________________________
                              Title:  ___________________________


                              TCW SPECIAL CREDITS TRUST

                              By: _______________________________
                              Title:  ___________________________

                              By: _______________________________
                              Title:  ___________________________


                              TCW SPECIAL CREDITS FUND III

                              By: _______________________________
                              Title:  ___________________________

                              By: _______________________________
                              Title:  ___________________________


                              TCW SPECIAL CREDITS FUND IIIB

                              By: _______________________________
                              Title:  ___________________________

                              By: _______________________________
                              Title:  ___________________________


                              TCW SPECIAL CREDITS TRUST IIIB

                              By: _______________________________
                              Title:  ___________________________

                              By: _______________________________
                              Title:  ___________________________


                              THE COMMON FUND FOR BOND INVESTMENTS

                              By: _______________________________
                              Title:  ___________________________


                              DELAWARE STATE EMPLOYEES PENSION PLAN

                              By: _______________________________
                              Title:  ___________________________

                              MELLON BANK, N.A

                              By: _______________________________
                              Title:  ___________________________


                              BANK OF AMERICA, N.T. & S.A.

                              By: _______________________________
                              Title:  ___________________________


                              THE DAI-ICHI KANGYO BANK, LIMITED

                              By: _______________________________
                              Title:  ___________________________


                              INTERNATIONALE NEDERLANDEN (U.S.)
                                   CAPITAL CORPORATION

                              By: _______________________________
                              Title:  ___________________________


                              THE NORTHERN TRUST COMPANY

                              By: _______________________________
                              Title:  ___________________________


                              THE SUMITOMO BANK, LTD. CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              TORONTO-DOMINION BANK, CAYMAN BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              THE FUJI BANK, LIMITED

                              By: _______________________________
                              Title:  ___________________________


                              THE MITSUBISHI BANK, LTD. CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              THE NIPPON CREDIT BANK, LTD.

                              By: _______________________________
                              Title:  ___________________________

                              THE SANWA BANK, LIMITED CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              SOCIETE GENERALE

                              By: _______________________________
                              Title:  ___________________________


                              THE ASAHI BANK, LTD., CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              THE YASUDA TRUST AND BANKING COMPANY, LIMITED

                              By: _______________________________
                              Title:  ___________________________


                              NATIONAL WESTMINSTER BANK PLC

                              By: _______________________________
                              Title:  ___________________________


                              THE TOKAI BANK, LTD.

                              By: _______________________________
                              Title:  ___________________________


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED
                              CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD., CHICAGO BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              PILGRIM PRIME RATE TRUST

                              By: _______________________________
                              Title:  ___________________________


                              BANK OF IRELAND

                              By: _______________________________
                              Title:  ___________________________

                              THE TOYO TRUST & BANKING CO., LTD.

                              By: _______________________________
                              Title:  ___________________________


                              THE MITSUI TRUST & BANKING CO. LTD.

                              By: _______________________________
                              Title:  ___________________________


                              WILMINGTON SAVINGS FUND SOCIETY, FSB

                              By: _______________________________
                              Title:  ___________________________


                              FIRST HAWAIIAN BANK

                              By: _______________________________
                              Title:  ___________________________


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                              By: _______________________________
                              Title:  ___________________________


                              CREDIT NATIONAL

                              By: _______________________________
                              Title:  ___________________________


                              THE ROYAL BANK OF SCOTLAND PLC

                              By: _______________________________
                              Title:  ___________________________


                              BANQUE WORMS GRAND CAYMAN BRANCH

                              By: _______________________________
                              Title:  ___________________________


                              STATE BANK OF NEW SOUTH WALES,     LIMITED

                              By: _______________________________
                              Title:  ___________________________


                              CAISSE CENTRALE DES BANQUES POPULAIRES

                              By: _______________________________
                              Title:  ___________________________

                              BEAR, STEARNS & CO. INC.

                              By: _______________________________
                              Title:  ___________________________


                              CROWN LEASING USA INC.

                              By: _______________________________
                              Title:  ___________________________


                              SHOWA LEASING (U.S.A.) INC.

                              By: _______________________________
                              Title:  ___________________________


                              RYOSHIN LEASING (USA) INC.

                              By: _______________________________
                              Title:  ___________________________


                              LASALLE NATIONAL BANK

                              By: _______________________________
                              Title:  ___________________________



                              MERRILL LYNCH, PIERCE, FENNER &
                                SMITH, INC.

                              By: _______________________________
                              Title:  ___________________________


                              LEHMAN COMMERCIAL PAPER

                              By: _______________________________
                              Title: ____________________________

                                     ANNEX I
                                       to
                                SECOND AMENDMENT

                                    EXHIBIT 1

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


          This ASSIGNMENT AND ACCEPTANCE dated as of ________ ___, 199_ between ____________ (the "Assignor") and _____________ (the "Assignee").

                             PRELIMINARY STATEMENTS

          A. Reference is made to that certain Amended and Restated Credit Agreement dated as of May 6, 1993 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Restated Credit Agreement") among USG Corporation and USG Interiors, Inc., each a Delaware corporation, the financial institutions from time to time party thereto (the "Senior Lenders"), Bankers Trust Company, Chemical Bank and Citibank, N.A., as agents for the Senior Lenders (the "Agents"), and Citibank, N.A., as administrative agent for the Senior Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Restated Credit Agreement.

          B. The Assignor is a Senior Lender and, as such, presently holds a percentage of the rights and obligations of the Senior Lenders under the Restated Credit Agreement. On the terms and subject to the conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, a portion of the Assignor's rights and obligations under the Restated Credit Agreement as of the "Assignment Date" (as defined below).

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor:(2)

               (i) __% of each of the Term Loans owing to the Assignor on the Assignment Date, constituting $________,

               (ii) __% of each of (a) the Assignor's Revolving Loan Commitment as in effect on the Assignment Date, constituting $___________, and (b) the Revolving Loans owing to the Assignor on the Assignment Date, constituting $_________, and

               (iii) all other rights and obligations relating to the foregoing (including, without limitation, the applicable Notes and any participation in Facility Letters of Credit) under the Restated Credit Agreement as of the Assignment Date.

          2.  The Assignor:

               (i) represents and warrants that as of the date hereof (a) the Term Loan owing to the Assignor is $__________, and (b) the Assignor's Revolving Loan Commitment is $__________, of which $___________ is outstanding;

- ----------------------------
     (2)Complete the following, as applicable.

               (ii) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interest is free and clear of any adverse claim;

               (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Restated Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Restated Credit Agreement;

               (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or guarantor or the performance or observance by any Borrower or guarantor of any of their obligations under the Restated Credit Agreement;

               (v) attaches hereto:(3)

          [a Term Note dated ______ ___, 199_ in the original principal amount of $________ in favor of the Assignor; [and]]

          [a Revolving Loan Note dated ________ ___, 199_ in the original principal amount of up to $__________ in favor of the Assignor; and]

               (vi) requests that the Administrative Agent exchange the Notes referred to in clause (v) above for the following new Notes:(4)

          [a Term Note in the original principal amount of $________, dated the Assignment Date and made in favor of the Assignee; [and]]

          [a Revolving Loan Note in the original principal amount of up to $__________, dated the Assignment Date and made in favor of the Assignee; [and]]

          [a Term Note in the original principal amount of $________, dated the Assignment Date and made in favor of the Assignor; [and]](5)

          [a Revolving Loan Note in the original principal amount of up to $__________, dated the Assignment Date and made in favor of the Assignor].

          3. The Assignee (i) confirms that it has received a copy of the Restated Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Senior Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Restated Credit Agreement; (iii) appoints and authorizes the Agents and the Administrative Agent to take such action as

- ----------------------
     (3)Insert one or both of the following alternatives, as applicable. If the applicable Note or Notes are lost, attach an indemnification agreement, substantially in the form of Exhibit 7 to the Restated Credit Agreement, in lieu of such Note or Notes.


     (4)Insert one or more of the following, as applicable.

     (5)Use this clause and the one following it only if the Assignor is retaining an interest in the Loans or the Revolving Credit Facility, as applicable.

agents on its behalf and to exercise such powers under the Restated Credit Agreement as are delegated to the Agents and the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Restated Credit Agreement are required to be performed by it as a Senior Lender; [and] (v) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature page hereof[; and (vi) confirms that it is rated at least BBB by Standard & Poor's Corporation (or has otherwise been approved by the Company and the Issuing Banks)](6).

          4. Subject to the acceptance hereof by the Administrative Agent, the effective date for this Assignment and Acceptance shall be _____________ (the "Assignment Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

          5. Upon such acceptance and recording, as of the Assignment Date, (i) the Assignee shall be a Senior Lender under the Restated Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Senior Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Restated Credit Agreement.

          6. Upon such acceptance and recording, from and after the Assignment Date, the Administrative Agent shall make all payments under the Restated Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Restated Credit Agreement and the Notes for periods prior to the Assignment Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.


          [Any other arrangements between the Assignor and the Assignee which do not conflict with the terms set forth above and the terms of the Restated Credit Agreement may be set forth herein or in a separate agreement.]






- ----------------------
     (6)Include the bracketed language only if the Assignor is assigning all or a portion of its Revolving Loan Commitment to the Assignee.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                   [NAME OF ASSIGNOR]


                                   By_______________________
                                     Title:


                                   [NAME OF ASSIGNEE]


                                   By_______________________
                                     Title:

                                   Domestic Lending Office:
                                        [Address]

                                   Eurodollar Lending Office:
                                        [Address]

Accepted this _____ day of
__________, 199_.

CITIBANK, N.A., as
   Administrative Agent


By____________________________
  Title:

                                    ANNEX II
                                       to
                                SECOND AMENDMENT

             FORM OF SECOND AMENDMENT TO COLLATERAL TRUST AGREEMENT


                                SECOND AMENDMENT
                          Dated as of January 31, 1994
                                       to
                 AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT
                             Dated as of May 6, 1993

          THIS SECOND AMENDMENT (this "Second Amendment") dated as of January 31, 1994 is entered into among USG CORPORATION (the "Company"), USG INTERIORS, INC. ("Interiors"), USG FOREIGN INVESTMENTS, LTD. ("Foreign Investments") (the Company, Interiors and Foreign Investments being sometimes collectively referred to herein as the "Grantors"), and WILMINGTON TRUST COMPANY and WILLIAM J. WADE acting not in their individual capacities but solely as trustee (in such capacities, collectively, the "Trustee") under this Second Amendment for the "Holders" of the "Secured Debt" (as each such term is defined in the Collateral Trust Agreement described below).

          PRELIMINARY STATEMENTS. (1) The Grantors and the Trustee have entered into the Amended and Restated Collateral Trust Agreement dated as of May 6, 1993 (as previously amended pursuant to that certain First Amendment dated August 1, 1993, the "Collateral Trust Agreement") and have agreed to further amend the Collateral Trust Agreement as hereinafter set forth in order to add as "Secured Debt" thereunder the 9.25% Senior Notes due September 15, 2001 issued by the Company pursuant to that certain Indenture dated as of October 1, 1986 between the Company and Harris Trust and Savings Bank, as trustee.

          (2) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Trust Agreement.

          SECTION 1. AMENDMENTS TO COLLATERAL TRUST AGREEMENT. Upon the occurrence of the "Senior Note Effective Date" (as defined in SECTION 2 below), the Collateral Trust Agreement is amended to delete item 1 to Schedule 2 thereof, and to substitute the following therefor:

          "1. Indenture dated as of October 1, 1986 between the Company and Harris Trust and Savings Bank, as trustee, under which the Company has issued those certain 8% Senior Notes due 1995, those certain 8% Senior Notes due 1996, those certain 8% Senior Notes due 1997, those certain 9% Senior Notes due 1998, those certain 9.25% Senior Notes due 2001 and those certain 8-3/4% Debentures due 2017.

     Public Trustee Notice Address:

     Corporate Trust Department
     311 West Monroe Street
     Chicago, Illinois  60690"

          SECTION 2. CONDITION PRECEDENT TO EFFECTIVENESS. This Second Amendment shall become effective upon the occurrence of the "Senior Note Effective Date" under the Second Amendment to Amended and Restated Credit Agreement of even date herewith among the Company, Interiors, the financial institutions parties thereto, Bankers Trust Company, Chemical Bank and Citibank, N.A., as Agents, and Citibank, N.A., as Administrative Agent.

          SECTION 3. CONFIRMATION OF COLLATERAL TRUST AGREEMENT. Except as herein expressly amended, the Collateral Trust Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Collateral Trust Agreement to "this Agreement" shall mean the Collateral Trust Agreement as amended by this Second Amendment, and as hereinafter amended or restated.

          SECTION 4. COSTS AND EXPENSES. Each Grantor agrees to pay on demand all costs and expenses of the Trustee reasonably incurred in connection with the preparation, reproduction, execution and delivery of this Second Amendment.

          SECTION 5. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns (including, without limitation, a receiver, trustee or debtor-in-possession of any of the Grantors) and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Trustee.

          SECTION 6. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 7. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              USG CORPORATION

                              By____________________________
                                Title:


                              USG INTERIORS, INC.

                              By____________________________
                                Title:


                              USG FOREIGN INVESTMENTS, LTD.

                              By____________________________
                                Title:


                              WILMINGTON TRUST COMPANY, not in its
                              individual capacity but solely as
                              Trustee

                              By____________________________
                                Title:


                              ______________________________
                              William J. Wade, not in his
                              individual capacity but solely as
                              Trustee

                                    ANNEX III
                                       to
                                SECOND AMENDMENT

                           FORM OF NOTICE OF ELECTION


                                 USG CORPORATION
               ADDITIONAL REVOLVING LOAN COMMITMENT ELECTION FORM
                               FOR SENIOR LENDERS

          Reference is hereby made to (i) that certain Amended and Restated Credit Agreement dated as of May 6, 1993 (as amended, the "Credit Agreement") among USG Corporation ("USG") and USG Interiors, Inc., each a Delaware corporation (collectively, the "Companies"), the financial institutions from time to time party thereto (the "Senior Lenders"), Bankers Trust Company, Chemical Bank and Citibank, N.A., as agents for the Senior Lenders (the "Agents"), and Citibank, N.A., as administrative agent for the Senior Lenders (the "Administrative Agent"), and (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 31, 1994 (the "Second Amendment") among the Companies, the Senior Lenders, the Agents and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or the Second Amendment, as applicable.

                   PART I -- TO BE COMPLETED BY SENIOR LENDERS

          The undersigned hereby certifies that it is a Senior Lender under the Credit Agreement. Accordingly:

          1. Under the terms and subject to the conditions contained in the Credit Agreement and the Second Amendment, the undersigned hereby confirms its commitment (its "Commitment") to extend an Additional Revolving Loan Commitment to Interiors under the Credit Agreement of up to the following amount (please type or print clearly):

               $_________________________.

          2. The undersigned acknowledges and agrees that, in the event that the Senior Lenders offer aggregate Additional Revolving Loan Commitments in excess of $90,000,000, then the Additional Revolving Loan Commitment of the undersigned shall be equal to the amount set forth in PARAGRAPH 1 above reduced in accordance with the terms of Section 3.2 of the Second Amendment.

          3. The undersigned acknowledges and agrees that its Commitment hereunder shall become effective and binding on the undersigned immediately upon submission of this election form to the Administrative Agent, and may not be revoked until April 30, 1994 (in the event that the Equity Effective Date has not occurred on or before such date), notwithstanding any reduction thereof in accordance with PARAGRAPH 2 above and Section 3.2 of the Credit Agreement.

                              _________________________________
                              [Print name of institution]

                              By_______________________________
                                   Name:_______________________
                                   Title:______________________

                     PART II -- TO BE COMPLETED BY INTERIORS

          The aggregate Additional Revolving Loan Commitments, and the aggregate Converted Portions and Excess Portions thereof, were as follows:

          Aggregate Additional
          Revolving Loan Commitments:      $___________________

          Aggregate Converted Portions:    $___________________

          Aggregate Excess Portions:       $___________________

          In accordance with the terms of Section 3.2 of the Second Amendment, your institution's Additional Revolving Loan Commitment is as follows:

          Name of Senior Lender:  _____________________________

          Additional Revolving
          Loan Commitment:        $____________________________



                                   USG INTERIORS, INC.


                                   By__________________________
                                     Title: